UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 18, 2010
Date of report (Date of earliest event reported)

QNB Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-17706	23-2318082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

15 North Third Street, Quakertown, PA	18951-9005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (215) 538-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 18, 2010, QNB Corp. (the “Company”) held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies.  At the Annual Meeting, the shareholders of the Company voted on the following proposals stated in the Proxy Statement dated April 19, 2010.

The proposals voted on and approved by the shareholders of the Company at the Annual Meeting were as follows:

Proposal No. 1.  The Company’s shareholders elected three individuals to the Board of Directors as set forth below:

	Votes	Votes	Broker
Name	For	Withheld	Non-Votes
Charles M. Meredith, III	1,970,760	39,420	478,621
Gary S. Parzych	1,989,874	20,306	478,621
Bonnie L. Rankin	1,990,651	19,529	478,621

Proposal No. 2.  The Company’s shareholders ratified the appointment of ParenteBeard LLC, of Allentown, Pennsylvania, Certified Public Accountants as the independent registered public accounting firm as set forth below:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
2,473,035	9,109	6,657	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QNB Corp.

By:	/s/ Bret H. Krevolin
Bret H. Krevolin
Chief Financial Officer

Dated:  May 18, 2010